Exhibit 99.2

 Confidential

 The purpose of this presentation is to introduce the recipient to The York Water Company (the “Company”, “York Water”, “we” or “our”). This presentation is for informational purposes only and is intended solely for use in connection with a potential offering of securities by the Company and does not constitute an offer to sell, or a solicitation of an offer to purchase, securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. Any such offer or solicitation will be made only by means of a prospectus and any related prospectus supplement. This presentation has been submitted to you on a confidential basis for informational purposes only and may not be reproduced or distributed, in whole or in part, to any other person.  The Company is not currently making any offer to sell, or soliciting any offers to buy, securities and cannot accept any orders for securities at this time. Any offering of securities will only be made in accordance with the Securities Act of  1933, as amended (the “Securities Act”) and applicable Securities and Exchange Commission (“SEC”) by means of an effective registration statement, including a prospectus and any applicable prospectus supplement, filed with the SEC.  This presentation contains information that is highly confidential and/or highly privileged. The information is intended only for the use of individuals or entities to which it is addressed. By agreeing to attend this meeting, you agree to keep all such information and the fact that this meeting has taken place confidential. If you are not the intended recipient, you are hereby notified that any reliance, disclosure, copying, distribution, or taking of any action on the contents of this material is strictly prohibited.  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). Words such as ‘‘may,’’ ‘‘should,’’ ‘‘believe,’’ ‘‘anticipate,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘plan’’ and similar expressions are intended to identify ‘‘forward-looking statements.’’ We intend these forward-looking statements to qualify for the safe harbor from liability  established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to statements regarding: (i) the amount and timing of rate changes and other regulatory matters including the recovery of costs recorded as regulatory assets; (ii) expected profitability and results of operations; (iii) trends; (iv) goals, priorities and plans for, and cost of, growth and expansion; (v) strategic initiatives; (vi) availability of water supply; (vii) water usage by customers; and (viii) the ability to pay dividends on our common stock and the rate of those dividends.  These forward-looking statements reflect what the Company currently anticipates will happen. What actually happens could differ materially from what it currently anticipates. Important matters that may affect what will actually happen include, but are not limited to: (i) changes in weather or climate, including drought conditions or extended periods of heavy precipitation; (ii) natural disasters, including pandemics and the effectiveness of the Company’s response plans;  (iii) levels of rate relief granted; (iv) the level of commercial and industrial business activity within the Company’s service territory; (v) construction of new housing within the Company’s service territory and increases in population; (vi) changes in government policies or regulations, including the tax code, and the impact of government shutdowns; (vii) the ability to obtain permits for expansion projects; (viii) material changes in demand from customers, including the impact of conservation efforts which may impact the demand of customers for water; (ix) changes in economic and business conditions, including interest rates; (x) loss of customers; (xi) changes in, or unanticipated, capital requirements, including requirements relating to compliance with increasing environmental and safety regulations; (xii) the impact of acquisitions; (xiii) changes in accounting pronouncements; (xiv) changes in the Company’s credit rating or the market price of its common stock; (xv) the ability to obtain financing; and other risks described in greater detail in our filings with the Securities and Exchange Commission (the “SEC”), including the section titled “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2025, and other filings the Company makes with the SEC. The events and circumstances reflected in its forward-looking statements may not be achieved or may not occur, and actual results could differ materially from those described in or implied by the forward-looking statements contained in this presentation. As a result of these risks, you should not place undue reliance on these forward-looking statements. The forward-looking statements in this presentation are made only as of the date hereof. Except to the extent required by law, the Company assumes no obligation and does not intend to update any of these forward-looking statements after the date of this presentation or to conform these statements to actual or revised expectations.  Confidential

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 The York Water Company  Average PA Regulated Water  Companies  Confidential

 2018  2019  2020  2021  2022  2023  2024  2025            Confidential

 2021  Confidential  2022  2023  2024  2025

 Residential  Commercial  Other  2021  2022  2023  2024  2025  Confidential

 2021  2022  2023  2024  2025  Confidential

 2021  2022  2023  2024  2025  Est. 2026  Est. 2027  Confidential

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